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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 16, 2002


                               INSILCO HOLDING CO.
             (Exact Name of Registrant as specified in its charter)



           Delaware                     0-24813                 06-1158291
           --------                     -------                 ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On December 16, 2002, Insilco Holding Co., a Delaware corporation, and its subsidiary, Insilco Technologies, Inc., a Delaware corporation ("Insilco"), and seven of Insilco's subsidiaries, Insilco International Holding, Inc., a Delaware corporation, Precision Cable Mfg. Co. Inc., a Texas corporation, Stewart Stamping Corporation, a Delaware corporation, InNet Technologies, Inc., a California corporation, Stewart Connector Systems, Inc. a Pennsylvania corporation, Eyelets For Industry, Inc., a Connecticut corporation and its subsidiary EFI Metal Forming, a Connecticut corporation and Signal Transformer Co., Inc., a Delaware corporation and its subsidiary Signal Caribe, Inc., a Delaware corporation, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware.

The Court agreed to provide for the joint administration of the cases under the case number 02-13672. The debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Code.

On December 16, 2002, Insilco Holding Co. issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99 (a) and incorporated herein by reference.

On December 17, 2002, Insilco Holding Co. issued an additional press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99 (b) and incorporated herein by reference.

ITEM 5.  OTHER EVENTS

Insilco Holding Co. has completed its review of strategic alternatives for addressing its capital structure issues and its primary operating subsidiary, Insilco Technologies, Inc., has entered into definitive agreements to sell substantially all of the assets of its three business segments.

Insilco Technologies, Inc., and certain of its subsidiaries, have agreed to sell the passive components business to Bel Fuse Ltd. for approximately $35 million; a substantial majority of the custom assembly business to Amphenol Corporation for approximately $10 million; the custom assembly business located at Insilco's North Myrtle Beach facility to LL&R Partnership, a private investor group, for $1.7 million; and the stamping business to SRDF Acquisition Company LLC, a private investor group, for approximately $13 million. Insilco Technologies, Inc. has also signed a contract to sell the Ireland-based custom assembly business to that facility's general manager, thus resolving approximately $1.8 million of liabilities that would otherwise have been triggered by a plant shutdown. Insilco anticipates that a competitive bidding process in the bankruptcy proceedings will be conducted for each business in an effort to obtain higher or otherwise better offers prior to the close of these transactions.

None of Insilco's operations located outside of the United States were included in the Chapter 11 filings, though the shares of certain foreign subsidiaries and certain foreign assets will be included in the sale transactions, and it is anticipated that the completion of the sale of the assets of Insilco's Canadian subsidiary will require insolvency proceedings in Canada. The Chapter 11 filings allow the sale of the assets of the domestic entities to be free and clear from certain liabilities that the prospective purchasers do not wish to assume.

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

On December 16, 2002, Insilco Holding Co. issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99 (a) and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)    EXHIBITS.

         EXHIBIT NO.                         DESCRIPTION

            10 (a) Stock and Asset Purchase Agreement among Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Connector Inc. and Bel Transformer Inc., and Insilco Technologies, Inc. and certain of its Subsidiaries set forth on the signature pages thereto, dated as of December 15, 2002.

            10 (b) Stock and Asset Purchase Agreement by and among Amphenol Corporation, Amphenol Technical Products Interational Co., Insilco Technologies, Inc., T.A.T. Technology Inc., Insilco International Holdings, Inc. and Precision Cable Mfg. Co., Inc., dated as of December 15, 2002.

            10 (c) Asset Purchase Agreement among SRDF Acquisition Company, LLC, Insilco Technologies, Inc., Stewart Stamping Corporation, Eyelets for Industry, Inc., and EFI Metal Forming, Inc., dated as of December 15, 2002.

            10 (d) Asset Purchase Agreement by and between LL&R Partnership and Insilco Technologies, Inc., dated as of December 15, 2002.

            10 (e) Specimen Share Sale and Purchase Agreement between Insilco Technologies, Inc. and Stephen Bullock, dated as of December 16, 2002.

            99 (a)       Press release of Insilco Holding Co. issued December
                         16, 2002.

            99 (b)       Press release of Insilco Holding Co. issued December
                         17, 2002.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSILCO HOLDING CO.
                                        -------------------
                                        Registrant



Date: December 19, 2002                 By: /s/ Michael R. Elia
                                            ---------------------------------
                                            Michael R. Elia
                                            Senior Vice President and Chief
                                            Financial Officer



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                                  EXHIBIT INDEX



         EXHIBIT NO.                          DESCRIPTION


            10 (a) Stock and Asset Purchase Agreement among Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Connector Inc. and Bel Transformer Inc., and Insilco Technologies, Inc. and certain of its Subsidiaries set forth on the signature pages thereto, dated as of December 15, 2002.

            10 (b) Stock and Asset Purchase Agreement by and among Amphenol Corporation, Amphenol Technical Products Interational Co., Insilco Technologies, Inc., T.A.T. Technology Inc., Insilco International Holdings, Inc. and Precision Cable Mfg. Co., Inc., dated as of December 15, 2002.

            10 (c) Asset Purchase Agreement among SRDF Acquisition Company, LLC, Insilco Technologies, Inc., Stewart Stamping Corporation, Eyelets for Industry, Inc., and EFI Metal Forming, Inc., dated as of December 15, 2002.

            10 (d) Asset Purchase Agreement by and between LL&R Partnership and Insilco Technologies, Inc., dated as of December 15, 2002.

            10 (e) Specimen Share Sale and Purchase Agreement between Insilco Technologies, Inc. and Stephen Bullock, dated as of December 16, 2002.

            99 (a)       Press release of Insilco Holding Co. issued December
                         16, 2002.

            99 (b)       Press release of Insilco Holding Co. issued December
                         17, 2002.


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